                                  SCHEDULE 14A

                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/X /  Preliminary Proxy Statement
/  /  Definitive Proxy Statement
/  /  Definitive Additional Materials
/  /  Soliciting Materials Pursuant to 14a-11(c) or Rule 14a-12

                                 DIDAX INC.
  ------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)


 --------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement
                          if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
     (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        ------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5) Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.


/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

        ------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3) Filing Party:

        ------------------------------------------------------------------------

     (4) Date Filed:

        ------------------------------------------------------------------------

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                   DIDAX INC.
                             4206F TECHNOLOGY COURT
                            CHANTILLY, VIRGINIA 20151

                                                                  March  , 1999

TO OUR STOCKHOLDERS:

     You are hereby cordially invited to attend the Annual Meeting of Stockholders of DIDAX INC. (the "Company") to be held at Conference Room B at the Eastern Loudoun Regional Library located at 21030 Whitfield Place Sterling, Virginia at 10:30 a.m. local time on Wednesday, May 5, 1999.

     At the Annual Meeting, stockholders will be asked to:

1. To consider and vote upon a proposal to elect ten members to the Company's Board of Directors;

2. To consider and vote upon an amendment to the Company's Certificate of Incorporation to change the name of the Company to crosswalk.com;

3. To consider and vote upon a proposal to approve an amendment to the DIDAX INC. 1998 Stock Option Plan to increase by 400,000 the number of shares of Common Stock issuable thereunder;

4. To consider and vote upon an amendment to the Company's Certificate of Incorporation to provide for an authorized class of Preferred Stock, consisting of five million shares of Preferred Stock, par value $.001 per share, with rights, preferences and designation of such shares to be determined by the Company's Board of Directors;

5. To consider and vote upon the ratification of the decision of the Company's Board of Directors to retain Hoffman, Morrison & Fitzgerald, P.C. as the Company's Independent Auditors for fiscal year 1999;

     Information concerning the foregoing proposals and the Annual Meeting are contained in the attached Notice of Annual Meeting and Proxy Statement. Your vote is important, as is the vote of every stockholder, and the Board of Directors of DIDAX INC. appreciates the cooperation of stockholders who are unable to attend in person in directing proxies to vote at the meeting. Therefore, it is important that your shares be represented at the meeting in person or, should you be unable to attend the Annual Meeting, by your signing and returning the enclosed proxy in the accompanying envelope for receipt prior to the meeting date.

                                                 Sincerely,


                                                 James G. Buick
                                                 Chairman of the Board
                                                 DIDAX INC.

                                   DIDAX INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      to be held on Wednesday, May  , 1999

To the stockholders of                                         March  , 1999
DIDAX INC.

Notice is hereby given that the Annual Meeting of Stockholders of DIDAX INC. (the "Company") will be held at Conference Room B at the Eastern Loudoun Regional Library located at 21030 Whitfield Place Sterling, Virginia at 10:30 a.m. local time on Wednesday, May 5, 1999 for the following purposes:

1. To consider and vote upon a proposal to elect ten members to the Company's Board of Directors;

2. To consider and vote upon an amendment to the Company's Certificate of Incorporation to change the name of the Company to crosswalk.com;

3. To consider and vote upon a proposal to approve an amendment to the DIDAX INC. 1998 Stock Option Plan to increase by 400,000 the number of shares of Common Stock issuable thereunder;

4. To consider and vote upon an amendment to the Company's Certificate of Incorporation to provide for an authorized class of Preferred Stock, consisting of five million shares of Preferred Stock, par value $.001 per share, with rights, preferences and designation of such shares to be determined by the Company's Board of Directors;

5. To consider and vote upon the ratification of the decision of the Company's Board of Directors to retain Hoffman, Morrison & Fitzgerald, P.C. as the Company's Independent Auditors for fiscal year 1999;

     Only DIDAX INC. stockholders of record as of the close of business on March 19, 1999, are entitled to notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for examination during normal business hours by any of the Company's stockholders, for a period of ten days prior to the Annual Meeting at the principal executive offices of the Company at the address set forth above.

     Your vote is important -- as is the vote of every stockholder -- and the Board of Directors of DIDAX INC. appreciates the cooperation of stockholders who are unable to attend in person in directing proxies to vote at the meeting. Therefore, it is important that your shares be represented at the meeting in person or, should you be unable to attend the meeting, by your signing and returning the enclosed proxy in the accompanying envelope for receipt prior to the meeting date.

     TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY.


     If you have any questions, please contact Gary Struzik, Chief Financial Officer and Secretary at 703-968-4808.

By order of the Board of Directors,

James G. Buick
Chairman of the Board
DIDAX INC.

                                 PROXY STATEMENT
                                   DIDAX INC.
                             4206F Technology Court
                            Chantilly, Virginia 20151

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DIDAX INC. It is furnished to DIDAX INC. (DIDAX or the "Company") stockholders of record as of the close of business on March 19, 1999 (the "Record Date"), for use at the Annual Meeting of Stockholders to be held at Conference Room B of the Eastern Loudoun Regional Library, 21030 Whitfield Place, Sterling, Virginia on Wednesday, May 5, 1999, at 10:30 a.m., local time. The enclosed proxy is being solicited by the Board of Directors of the Company and is subject to revocation at any time prior to the voting of the proxy. This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR or IN FAVOR of the Proposals, in accordance with the instructions on the proxy card. This Proxy Statement and the enclosed proxy card are being sent or given to stockholders on or about March , 1999.

                  VOTING PROCEDURES AND REVOCABILITY OF PROXIES

The accompanying proxy card is designed to permit each stockholder of record at the close of business on the Record Date to vote with respect to matters set forth in the accompanying Notice of Annual Meeting of Stockholders, and on any other proposal properly brought before the Annual Meeting. The proxy card provides space for a stockholder to vote in favor of or to withhold voting for each nominee for the Board of Directors, or to vote for, against or abstain from voting on all other proposals. Votes of attending stockholders will be taken by written ballots. The election of directors will be decided by a plurality of the votes cast at the Annual Meeting by the holders of the Common Stock. In all other matters, the affirmative vote of a majority of the votes present or represented by proxy and entitled to be cast at the Annual Meeting by the holders of the Common Stock is required to take stockholder action.

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast by all holders of the Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, in person or by proxy, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Shares as to which authority to vote has been withheld with respect to any matter brought to a vote before the stockholders will not be counted as a vote in favor of such matter. Abstentions and broker nonvotes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. With respect to all matters other than the election of directors, an abstention will have the same effect as a vote against any specified proposal. A broker nonvote will have no effect on the outcome of any vote of the stockholders. Stockholders are urged to sign the accompanying proxy card and return it promptly.

When a signed proxy card is returned with choices specified with respect to voting matters, the shares represented will be voted by the proxies designated on the proxy card in accordance with the stockholder's instructions. The proxies for the stockholders are James G. Buick and William

M. Parker. A stockholder wishing to name another person as his or her proxy may do so by designating another proxy by inserting the name(s) of such other person(s) to act as his or her proxy(ies). In that case, it will be necessary for the stockholder to sign the proxy card and deliver it to the person named as his or her proxy and for the person so named to be present and vote at the Annual Meeting. Proxy cards so marked should not be mailed to the Company.

If a signed proxy card is returned and the stockholder has made no specifications with respect to voting matters, the shares will be voted (a) for the election of the nominees for the Board of Directors, (b) for approval of the proposal to amend the Company's Certificate of Incorporation to change the name of the Company to crosswalk.com, (c) for approval of the proposal to amend the DIDAX INC. 1998 Stock Option Plan to increase by 400,000 the number of shares of Common Stock issuable thereunder, (d) for the approval of an amendment of the Company's Certificate of Incorporation to provide for an authorized class of Preferred Stock consisting of five million shares of Preferred Stock, par value $.001 per share, with rights, preferences and designation of such share to be determined by the Board of Directors, (e) for the ratification of Hoffman, Morrison & Fitzgerald, P.C. as the Company's independent auditors for fiscal 1999 and, (f) at the discretion of the proxies, on any other matter that may properly come before the Annual Meeting or any adjournment(s) of the Annual Meeting. Valid proxies will be voted at the Annual Meeting and at any adjournment(s) of the Annual Meeting in the manner specified.

Any stockholder giving a proxy has the unconditional right to revoke it at any time before it is voted by notifying the Secretary of the Company in writing, executing a subsequent proxy or personally appearing at the Annual Meeting and casting a contrary vote. However, no revocation will be effective unless notice of such revocation has been received by the Company at or prior to the Annual Meeting.

As of the Record Date, the total issued and outstanding shares of Common Stock, $.01 par value per share (the "Common Stock"), consisted of 6,567,606 shares.

                             ADDITIONAL INFORMATION


The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission") pursuant to the Exchange Act relating to its business, financial statements and other matters. Such reports, proxy statements and other information are available for inspection and copying at the Commission's principal office, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549; the Northeast Regional Office of the Commission at 7 World Trade Center, Suite 1300, New York, New York 10048; and the Midwest Regional Office of the Commission, Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60611, where copies may be obtained upon payment of the fees prescribed by the Commission from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. Such documents may also be obtained through the website maintained by the Commission at http://www.sec.gov.

PROPOSAL ONE--ELECTION OF MEMBERS OF THE BOARD OF DIRECTORS

The Board of Directors of the Company set the number of directors constituting the Board at ten. The following ten persons, all of whom currently serve as the Company's directors, have been designated by the Board of Directors as nominees for election as director; JAMES G. BUICK, WILLIAM M. PARKER, DR. ROBERT C. VARNEY, DANE B. WEST, WILLIAM H. BOWERS, BRUCE E. EDGINGTON, JOHN J. MEINDL JR., CLAY T. WHITEHEAD, EARL E. GJELDE, AND WILLIAM RUSSELL 'MAX' CAREY, JR. If elected, each director will hold office until the annual meeting of stockholders in the year 2000 or until his successor is duly elected and qualified. The election of directors will be decided by a plurality of the votes entitled to be cast at the meeting by the holders of the Common Stock, and accordingly, abstentions and "broker non-votes" will have no effect on the election of directors. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item. Stockholders may not cumulate their votes in the election of directors.

All nominees have consented to serve if elected, but, if any nominee becomes unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. Management has no reason to believe that any of the nominees will be unable to serve.



             THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE


PROPOSAL TWO--APPROVAL OF THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO CROSSWALK.COM

The Board of Directors has approved an amendment to the Company's Certificate of Incorporation to change the name of the Company to crosswalk.com. In September of 1998, the Company launched its new community portal Web site branded as crosswalk.com, replacing CCN:Christian Community Network. The site's Universal Resource Locator (URL) was also changed from www.christcom.net to www.crosswalk.com. Through these efforts, DIDAX INC. has branded itself as crosswalk.com. The Company believes that the name crosswalk.com embodies the Company's vision of providing "information for Christians and not just Christian information", all of which is conducive to a person's walk, in a safe community portal environment on the Internet. The Company believes that access to content on the Web in this manner is the way that the niche community the Company serves wants to approach the Web, and crosswalk.com is a name that is easily recalled. This change enabled the Company to initiate a nationwide cross-media marketing campaign targeting Christian radio and periodicals to publicize the crosswalk.com name. The Company believes that this effort was largely responsible for the 73% traffic growth experienced in the fourth quarter of 1998. In 1999, the Company intends to continue this momentum through expansion of this campaign in order to drive market share. Changing the Company name to crosswalk.com completes the continuity of this branding strategy.

In accordance with Delaware corporate law, if approved by the stockholders, the proposed amendment will become effective upon the filing of a certificate of amendment relating thereto with the Secretary of State of Delaware, which will occur as promptly as practicable after the date of the Annual Meeting. Assuming this proposal is adopted, it will not be necessary for stockholders to surrender stock certificates. Instead, when certificates are presented for transfer, new certificates bearing the new name will be issued. The Company's trading symbol for its Common Stock will remain "AMEN" on the Nasdaq SmallCap Market.

The affirmative vote of the majority of shares present in person, represented by proxy and entitled to vote at the Annual Meeting, is required to approve the amendment to the Company's Certificate of Incorporation to change the name of the Company to crosswalk.com.


         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
          APPROVAL OF THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF
        INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO CROSSWALK.COM

PROPOSAL THREE--APPROVAL OF THE AMENDMENT TO THE DIDAX INC. 1998 STOCK OPTION PLAN TO INCREASE BY 400,000 THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE THEREUNDER.

The Board of Directors has adopted an amendment to the 1998 DIDAX INC. Stock Option Plan (the "1998 Plan") to increase the number of shares of Common Stock issuable under the 1998 Plan from 400,000 to 800,000. The Board of Directors has deemed the number of shares currently available under the 1998 Plan insufficient in light of the continued growth in the Company's operations, including potential increases in the number of employees and to the extent the Company completes acquisitions of other companies or businesses. The Board has determined that it is in the best interest of the Company to increase the number of shares available for issuance under the 1998 Plan, so that the Company would be able to continue to use stock options and other equity awards to retain and attract qualified employees.

The material features of the 1998 Plan are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the 1998 Plan which is incorporated by reference herein.

GENERAL. The purpose of the 1998 Plan is to advance the interests of the Company by providing an opportunity to its directors, selected key employees and consultants to purchase shares of the Common Stock of the Company (the "Shares"). By encouraging stock ownership, the Company seeks to attract, retain and motivate directors, key employees, and consultants including ministry partners. The 1998 Plan will be administered by the Compensation Committee of the Board of Directors or by the Board of Directors as a whole.

As of the Record Date, the Company had options outstanding under its 1997 Stock Option Plan (the "1997 Plan") to purchase a total of 2,053,437 shares, at a weighted average price of $4.42 per share. As of the Record Date, options for 4,500 shares were exercised. As of the Record Date, options for 59,469 shares were outstanding under the 1998 Plan at a weighted average price of $10.02 per share, none of which had been exercised. An additional 340,531 shares are available for future grants under the 1998 Plan. In December of 1998, the Company filed a Registration Statement on Form S-8 with the Securities and Exchange Commission to register the shares of Common Stock underlying the

1997 Plan. The closing price of the Company's Common Stock reported on The Nasdaq SmallCap Market on March 10, 1999 was $_______per share.

The Board is recommending adoption of the amendment to the 1998 Plan in order to ensure that sufficient shares are available in the future to reward and motivate employees and to attract new employees, acquisition candidates and consulting arrangements.

STOCK SUBJECT TO THE 1998 PLAN. The Shares that may be purchased (through the exercise of options) under the 1998 Plan as it currently exists, shall not exceed in the aggregate 400,000 Shares. If any stock options granted under the 1998 Plan shall terminate, expire or be canceled as to any Shares, new stock options may thereafter be granted covering such Shares. In addition, any Shares purchased under the 1998 Plan subsequently repurchased by the Company pursuant to the terms hereof may again be granted under the 1998 Plan. The Shares issued upon exercise of stock options under the 1998 Plan may, in whole or in part, be either authorized but unissued Shares or issued Shares reacquired by the Company.

ADMINISTRATION OF THE 1998 PLAN. The Board of Directors or the Compensation Committee administers the 1998 Plan as delegated by the Board. The Board of Directors has sole authority to select the participants that will be granted stock options, based on its own determination and the recommendations of the Compensation Committee and Company management with respect to the contributions of each participant to the success of the Company. No single participant may receive options to purchase more than the total number of shares authorized for issuance under the 1998 Plan. The Compensation Committee will make recommendations to the Board for approval of actions including, but not limited to determining the nature, extent, timing, exercise price, vesting and duration of stock options to the termination of the 1998 Plan or acceleration of stock option vesting. The Board of Directors independently, or at the advice of the Compensation Committee, also has discretion to prescribe all other terms and conditions consistent with the 1998 Plan, to interpret the 1998 Plan, to establish any rules or regulations relating to the 1998 Plan that it determines to be appropriate, and to make any other determination that it believes necessary or advisable for the proper administration of the 1998 Plan.

GRANT OF STOCK OPTIONS. The Compensation Committee, upon approval of the Board of Directors, may grant nonqualified stock options or incentive stock options to purchase shares of Common Stock. The grant of stock options will be evidenced by Board resolutions, and option agreements containing such terms and provisions as are determined and approved by the Board of Directors, including, but not limited to, the term of the stock option, vesting of the stock option, and the exercise price of the stock option. The stock option exercise price may be paid in cash, or, at the Company's option, in shares of Common Stock.

STOCK OPTION EXPIRATION AND TERMINATION. Subject to the expiration and termination provisions of individual option agreements, qualified incentive stock options expire ten years after the date of grant. The expiration and termination periods of nonqualified stock options will be determined by the Board of Directors based on recommendation of the

Compensation Committee and set forth in the individual stock option agreements. Subject to the expiration and termination provisions of individual option agreements, if a participant dies or becomes disabled, all vested stock options may be exercised at any time within one year (or the remaining term of the stock option, if less). If a participant ceases to be a Company employee for any other reason, other than for cause, he or she must exercise any vested stock options within thirty days (or the remaining term of the stock option, if less). The Compensation Committee may recommend to extend nonqualified option exercise dates on a case by case basis, subject to Board approval.

AMENDMENTS TO THE 1998 PLAN. The Board of Directors may amend or discontinue the 1998 Plan at any time, subject to certain restrictions set forth in the 1998 Plan, including the ability to revise the number of shares reserved for issuance thereunder. Except in limited circumstances, no amendment or discontinuance may adversely affect any previously granted stock option award without the consent of the recipient thereof.

FEDERAL INCOME TAX CONSEQUENCES. The following general description of federal income tax consequences is based upon current statutes, regulations and interpretations and does not purport to be complete. Reference should be made to the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). There also may be state, local and foreign income tax consequences applicable to transactions involving stock options. In addition, the following description does not address specific tax consequences applicable to an individual participant who receives an incentive stock option and does not address special rules that may be applicable to directors and officers.

Under existing federal income tax provisions, a participant who receives stock options will not normally realize any income, nor will the Company normally receive any deduction for federal income tax purposes, upon the grant of a stock option. When a non-qualified stock option granted pursuant to the 1998 Plan is exercised, the employee generally will realize ordinary income (compensation) measured by the difference between the aggregate purchase price of the Common Stock as to which the option is exercised and the aggregate fair market value of the Common Stock on the exercise date, and the Company generally will be entitled to a deduction in the year the stock option is exercised equal to the amount the employee is required to treat as ordinary income. Any taxable income recognized in connection with a non-qualified stock option exercised by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. The basis for determining gain or loss upon a subsequent disposition of Common Stock acquired upon the exercise of a non-qualified stock option will be the purchase price paid to the Company for the Common Stock increased by an amount included in the optionee's taxable income resulting from the exercise of such option. The holding period for determining whether gain or loss on such subsequent disposition is short-term or long-term generally begins on the date on which the optionee acquires the Common Stock.

An employee generally will not recognize any income upon the exercise of an incentive stock option, but the exercise may, depending on particular factors relating to the employee, subject the employee to the alternative minimum tax. An employee will recognize capital gain or loss in the amount of the difference between the exercise price and the sale price on the sale or exchange of stock acquired pursuant to the exercise of an incentive stock option, provided that the employee does not dispose of such stock within two years from the date of grant and one year from the date of exercise of the incentive stock option (the "Required Holding Periods"). An employee disposing of such shares before the expiration of the Required Holding Periods will recognize ordinary income equal to the lesser of (i) the difference between the option price and the fair market value of the stock on the date of exercise, or (ii) the total amount of gain realized. The remaining gain or loss is generally treated as short term or long term gain or loss depending on how long the shares are held. The Company will not be entitled to a federal income tax deduction in connection with the exercise of an incentive stock option, except where the employee disposes of the shares of Common Stock received upon exercise before the expiration of the Required Holding Periods.

STOCKHOLDER APPROVAL. The affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the amendment to the 1998 Plan. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. The Board of Directors believes that the amendment to the 1998 Plan is in the best interests of the Company and its stockholders.

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
      "FOR" THE PROPOSAL TO AMEND THE DIDAX INC. 1998 STOCK OPTION PLAN TO
        INCREASE BY 400,000 THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE
                                   THEREUNDER.

PROPOSAL FOUR-- APPROVAL OF AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO PROVIDE FOR AN AUTHORIZED CLASS OF PREFERRED STOCK CONSISTING OF FIVE MILLION SHARES OF PREFERRED STOCK, PAR VALUE $.001 PER SHARE, WITH RIGHTS, PREFERENCES AND DESIGNATION OF SUCH SHARES TO BE DETERMINED BY THE COMPANY'S BOARD OF DIRECTORS

GENERAL

The Company's Certificate of Incorporation presently does not authorize any class of equity securities other than the Common Stock. The proposed amendment to the Certificate of Incorporation would authorize the issuance by the Company of up to five million shares of preferred stock, par value $.001 per share (the "Preferred Stock").

PRINCIPAL REASONS FOR AUTHORIZATION

The Board of Directors believes that the authorization of the Preferred Stock is in the best interests of the Company and its stockholders and believes that it is advisable to authorize such shares and have them available in connection with possible future transactions, such as financing, strategic alliances, acquisitions and other uses not presently determinable and as may be deemed to be feasible and in the best interests of the Company. In addition, the Board of Directors believes that it is desirable that the Company have the flexibility to issue shares of Preferred Stock without further stockholder action, except as otherwise provided by law.

The Preferred Stock will have such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof as may be determined by the Board of Directors. Thus, if the Certificate of Incorporation is amended to provide for an authorized class of Preferred Stock with rights, preferences and designations of such shares to be determined by the Board of Directors, the Board of Directors would be entitled to authorize the creation and issuance of up to five million shares of Preferred Stock in one or more series with such limitations and restrictions as may be determined in the Board's sole discretion, without further authorization by the Company's stockholders.

POSSIBLE DISADVANTAGES OF AUTHORIZATION

It is not possible to determine the actual effect of the Preferred Stock on the rights of the stockholders of the Company until the Board of Directors determines the rights of the holders of a series of the Preferred Stock. However, such effects might include (i) restrictions on the payments of dividends to holders of the Common Stock; (ii) dilution of voting power to the extent that the holders of shares of Preferred Stock are given voting rights;
(iii) dilution of the equity interests and voting power if the Preferred Stock is convertible into Common Stock; and (iv) restrictions upon any distribution of assets to the holders of the Common Stock upon liquidation or dissolution and until the satisfaction of any liquidation preference granted to the holders of Preferred Stock. Holders of Common Stock will not have preemptive rights to subscribe for shares of Preferred Stock.

The Board of Directors is required by Delaware law to make any determination to issue shares of Preferred Stock based upon its judgment as advisable and in the best interests of the stockholders and the Company. Although the Board of Directors has no present intention of doing so, it could issues shares of Preferred Stock (within the limits imposed by applicable law) that could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means, when, in the judgment of the Board of Directors, such action would be in the best interests of the stockholders and the Company. The issuance of shares of Preferred Stock could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company, for example, by the sale of Preferred Stock to purchasers favorable to the Board of Directors. In addition, the Board of Directors could authorize holders of a series of Preferred Stock to vote either separately as a class or with the holders of the Common Stock on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares could also be used to dilute the stock ownership of the person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interests of the stockholders and the Company. Such issuance of Preferred Stock could also have the effect of diluting the earnings per share and book value per share of the Common Stock.

The approval of this proposal to amend the Certificate of Incorporation to authorize the Preferred Stock will require the affirmative vote of the majority of the shares of the Company's Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
        THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO PROVIDE
       FOR AN AUTHORIZED CLASS OF PREFERRED STOCK CONSISTING OF 5,000,000
        SHARES OF PREFERRED STOCK PAR VALUE $.001 PER SHARE, WITH RIGHTS,
       PREFERENCES AND DESIGNATION OF SUCH SHARES TO BE DETERMINED BY THE
                          COMPANY'S BOARD OF DIRECTORS


PROPOSAL FIVE--RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS


HOFFMAN, MORRISON AND FITZGERALD, P.C., independent certified public accountants, has served as independent auditors for the Company for the fiscal year ended December 31, 1998 and has reported on the Company's financial statements. The Board of Directors, has selected HOFFMAN, MORRISON AND FITZGERALD, P.C., as the Company's independent auditors for fiscal year 1999 and recommends that the stockholders ratify this selection. The Board of Directors has been advised that HOFFMAN, MORRISON AND FITZGERALD, P.C., has no relationship with the Company or its subsidiaries.

A representative of HOFFMAN, MORRISON AND FITZGERALD, P.C., is expected to be present at the Annual Meeting, and will have an opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions.

The ratification of the selection of HOFFMAN, MORRISON AND FITZGERALD, P.C. will require the affirmative vote of the majority of the shares of the Company's Common Stock present, in person or represented by proxy and entitled to vote at the Annual Meeting.


       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF
      HOFFMAN, MORRISON AND FITZGERALD, P.C., AS THE COMPANY'S INDEPENDENT
                                    AUDITORS

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and accompanying notes thereto sets forth certain information, with respect to the beneficial ownership of the Company's Common Stock as of March 19, 1999 by (a) William M. Parker, the Company's chief executive officer ("CEO"), the only current executive officer named in the "Summary Compensation Table", (b) each director and director nominee of the Company, (c) each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, and (d) all executive officers and directors of the Company as a group. Except as otherwise indicated below, each of the stockholders named below has sole voting and investment power with respect to the shares of Common Stock beneficially owned. Effect has been given to shares reserved for issuance under outstanding stock options where indicated:

                                           AMOUNT AND
                                           NATURE OF           PERCENT OF
                                           BENEFICIAL          OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER       OWNERSHIP(1)        SHARES(2)
------------------------------------       ------------        -----------
Bruce E. Edgington                           424,782(3)           6.4%
7857 Heritage Drive
Annandale, VA 22003

Robert C. Varney, Ph.D                       258,281(4)           3.8%
2024 Upper Lake Dr.
Reston, VA 20191

Dane B. West                                 255,997(5)           3.8%
4206F Technology Court
Chantilly, VA 20151

William H. Bowers                            245,236(6)           3.7%
4206F Technology Court
Chantilly, VA 20151

William M. Parker                            245,000(7)           3.6%
4206F Technology Court
Chantilly, VA 20151

John J. Meindl, Jr.                           73,000(8)           1.1%
5 Old Tyler Court
Greenville, SC 29615

James G. Buick                                18,000(9)            .3%
10081 East Rivershore Dr.
Alto, MI 49302

Clay T. Whitehead                             17,000(10)           .3%
1320 Old Chain Bridge Rd.
McLean, VA 22101

Earl J. Gjelde                                16,500(11)           .3%
42 Bristlecone Crt.
Keystone, CO 80435

William R. 'Max' Carey                        12,000(12)           .2%
665 River Knoll Drive
Marietta, GA 30067

All officers and directors
as a group (11 persons)                    1,657,212             21.8%

(1) Unless otherwise noted, all persons named in the table have sole voting and sole investment power with respect to all shares of Common Stock beneficially owned by them, and no persons named in the table are acting as nominees for any persons or are otherwise under the control of any person or group of persons. As used herein, the term "beneficial ownership" with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as consisting of sole or shared voting power (including the power to vote or direct the vote) or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire any such power during the period 60 days from the Record Date of March 19, 1999.

(2)  Based upon 6,567,606 shares of Common Stock outstanding as of the Record
     Date.

(3) Includes 117,282 shares of Common Stock issuable to Mr. Edgington upon exercise of currently exercisable stock options.

(4) Includes 210,031 shares of Common Stock issuable to Dr. Varney upon exercise of currently exercisable stock options.

(5) Includes 165,996 shares of Common Stock issuable to Mr. West upon exercise of currently exercisable stock options. Does not include 24,000 shares of Common Stock owned by Mr. West's parents and Mr. West's spouse's parents, over which Mr. West disclaims beneficial ownership.

(6) Includes 140,044 shares of Common Stock issuable to Mr. Bowers upon exercise of currently exercisable stock options.

(7) Includes 239,000 shares of Common Stock issuable to Mr. Parker upon exercise of currently exercisable stock options.

(8) Includes 13,000 shares of Common Stock issuable to Mr. Meindl upon exercise of currently exercisable stock options.

(9) Includes 14,000 shares of Common Stock issuable to Mr. Buick upon exercise of currently exercisable stock options.

(10) Includes 14,000 shares of Common Stock issuable to Mr. Whitehead upon exercise of currently exercisable stock options.

(11) Includes 14,000 shares of Common Stock issuable to Mr. Gjelde upon exercise of currently exercisable stock options.

(12) Represents 12,000 shares of Common Stock issuable to Mr. Carey upon exercise of currently exercisable stock options. Does not include 17,145 shares of Common Stock issuable to Corporate Resource Development Inc., (as part of compensation to Mr. Carey's employer, for providing management consulting services to the Company commencing in February of 1998), upon exercise of options exercisable within 60 days.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. The Company believes that all filings required to be made by the Reporting Persons during the fiscal year ended December 31, 1998 were made on a timely basis.

                                   MANAGEMENT

The following table sets forth the names, ages and positions of the executive officers and directors of the Company as of March 19, 1999. Their respective backgrounds are described following the table:

Name                                     Age              Title
----                                     ---              -----
James G. Buick                            66              Chairman of the Board of Directors
William M. Parker(1)(3)                   44              Chief Executive Officer, President and director
Dane B. West                              44              Vice President Business Development and Sales
                                                          and director
William H. Bowers                         38              Chief Technical Officer and director
Gary A. Struzik                           43              Chief Financial Officer and Secretary
Robert C. Varney, Ph.D.                   54              Vice Chairman
Bruce E. Edgington(1)(3)                  41              director
John J. Meindl, Jr.(1)                    42              director
Clay T. Whitehead(2)                      60              director
Earl E. Gjelde(2)                         54              director
W.R. 'Max' Carey(2)(3)                    51              director

------------
(1) Members of Compensation Committee
(2) Members of Audit Committee
(3) Members of Nominating Committee

         JAMES G. BUICK has been Chairman of the Board of Directors since January 15, 1998, and a director of the Company since April 1997. Since 1993 he has been self employed as a management consultant in the area of business strategic long range financial planning. From 1984 to 1993, he was President and Chief Executive Officer of the Zondervan Corporation, a firm engaged in the distribution of Bibles, books, computer software, and religious gifts. He currently is on the Board of Directors of Spartan Stores, a firm engaged in food wholesale and operations, and is Chairman of the Board of the Dove Foundation, a not-for-profit foundation engaged in the creation, promotion, production and distribution of wholesome family entertainment.

         WILLIAM M. PARKER, has been the Chief Executive Officer and President since April of 1998 and a director of the Company since March of 1998. From April 1996 through March 1998, Mr. Parker was Executive Vice President and Manager of the Information Systems Division of CACI International Inc., an international information technology product and services company. From 1992 to 1996, he was Executive Vice President and Director of Business Development for CACI International Inc., where he was instrumental in winning substantial new business, leading to significant corporate growth. Mr. Parker received a B.S. degree from the U.S. Naval Academy.

         DANE B. WEST has been the Vice President of Business Development and Sales since June of 1998, and a director of the Company and its predecessor entities since the Company's inception in 1993. From May 1993 to April 1998, Mr. West was President of the Company and its predecessor entities. From January 1992 through April, 1993, Mr. West was a student at the University of Virginia. Mr. West is an ordained minister with 15 years of ministry leadership experience. As a pastor, he recruited, trained and managed a volunteer staff of more than 300 persons. He has completed doctoral studies in educational administration at the University of Virginia. He received a B.A. in Biblical Studies from The Washington Bible College in 1978, and an M.A. in Christian Education from Talbot Theological Seminary in 1981.

         WILLIAM H. BOWERS has been the Chief Technical Officer and a director of the Company and its predecessor entities since the Company's inception. For portions of 1997, and 1998, Mr. Bowers served as Chief Operating Officer of the Company. Mr. Bowers was a Branch Chief of the Central Intelligence Agency from April, 1990 until May, 1993, where his responsibilities included providing engineering and technical support services. Mr. Bowers received a B.S. degree in Engineering from Virginia Polytechnic Institute in 1983.

         GARY A. STRUZIK has been the Chief Financial Officer and Secretary of the Company since April 1997 and was Vice President Finance and Administration of the Company's predecessor entities from February 1996 until April 1997. Mr. Struzik was Director of Accounting for Loral Defense Systems (formally Unisys Defense Systems) from February 1995 through February 1996 and Director of Accounting for Unisys Defense Systems from October 1987 through February 1995, where his responsibilities included financial statement preparation, external audit liaison, policy and procedures. Mr. Struzik received a B.A. degree in Economics from the State University of New York at Oswego in May 1977 and an M.B.A. from Chapman College in October 1984.

         ROBERT C. VARNEY, PH.D. has been Vice Chairman of the Board of Directors since April of 1998, and a director of the Company and its predecessor entities since July 1995. From July 1995 to January of 1998, Dr. Varney also served as Chairman of the Board of Directors of the Company. From July 1995 to April of 1998, Dr. Varney also served as Chief Executive Officer of the Company. From 1993 to 1995, he managed his personal real estate holdings. Dr. Varney was Chairman and Chief Executive Officer of International Telesystems Corporation ("ITC"), a firm engaged in outbound call center automation, from 1985 through 1993. Dr. Varney received a B.S. degree from the University of Rochester in June, 1966 and an M.S. and a Ph.D. degree in Computer Science from Pennsylvania State University in 1969 and 1971, respectively.

         BRUCE E. EDGINGTON has been director of the Company and its predecessors since November 1995. From 1979 through 1988, Mr. Edgington was a registered representative with Johnston Lemon & Co., a securities broker-dealer, where his responsibilities included the management of retail securities accounts and administration. In 1988 he founded and continues to be an officer, director and stockholder of DiBiasio & Edgington, a firm engaged in providing software to investment firms and money managers.

         JOHN J. MEINDL, JR. has been director of the Company since April 1997, has been self employed as a management consultant to medium and large firms in the area of electronic records management, Internet strategies and business reengineering since 1996. From 1993 through 1996 Mr. Meindl was Chief Operating Officer of OTG Software, Inc., a firm engaged in the development of electronic imaging and optical disk storage management software. Since 1988, he has been Chief Executive Officer of GeneSys Data Technologies, Inc., a firm engaged in providing software and services in the area of electronic records management. GeneSys Data Technologies, Inc. has been dormant and inactive since 1992 but was not liquidated because of its pursuit of a claim which was successfully awarded in 1996. In connection with winding up the affairs of GeneSys Data Technologies, Inc. GeneSys Data Technologies, Inc. filed for bankruptcy protection in June 1996 (Case No. 96-5-50118-SD, U.S. Bankruptcy Court Baltimore, Maryland District) and as of the date hereof has not been discharged.

         CLAY T. WHITEHEAD, has been a director of the Company since April 1997 and, since 1987, has been the President of Clay Whitehead Associates, a consulting firm in the areas of strategic planning and business development concentrating on the telecommunications and media industries. Mr. Whitehead holds a B.S. and M.S. in Electrical Engineering and a Ph.D. in Management, all from the Massachusetts Institute of Technology and from 1969 through 1974 held various federal government positions, including Director of the U.S. Office of Telecommunications Policy.

         EARL E. GJELDE has been a director of the Company since April 1997. From 1989 through 1993, he was Vice President of Chemical Waste Management, Inc. and from 1991 to 1993 was Vice President of Waste Management Inc. (currently WMX Technologies, Inc.). Since 1991, Mr. Gjelde has been Managing Director, Summit Group International, Ltd., an energy and natural resource consulting firm with Internet based security controlled document systems and Managing Director, Summit Energy Group, Ltd., an energy development company and since 1996, a partner in Pipeline Power Partners, LP, a natural gas services company. From 1980 through 1989, Mr. Gjelde held various federal government positions including Under Secretary and Chief Operating Officer of the U.S. Department of Interior from 1985 through 1989 and Special Assistant to the Secretary, Chief Operating Officer, U.S. Department of Energy from 1982 through 1985. He is a member of the Board of Directors of The United States Energy Association, The World Energy Congress, the National Wilderness Institute, Allied Technologies Group, Inc., and publicly held Electrosource, Inc.

         W.R. 'MAX' CAREY has been a director of the Company since June 1997. Since 1981, he has been Chairman and Chief Executive Officer of Corporate Resource Development, Inc., a sales and marketing consulting and training firm based in Atlanta. He currently is also a member of the Board of Directors of Outback Steakhouse, Inc., a restaurant franchiser and ROMAC International, a leading specialty staffing services firm, both public companies.

The Board of Directors at DIDAX INC. may consider the addition of Board members for appointment during 1999. Such appointment, if any, will be rendered in a manner consistent with the Company's By-Laws and will be announced at the time of appointment. Each director serves until the next annual meeting of stockholders and the election and qualification of their successors. Subject to the terms of employment agreements generally, executive officers are appointed by the Board of Directors annually and serve at the discretion of the Board.

                  MEETING ATTENDANCE AND COMMITTEES OF THE BOARD

The business of the Company is managed under the direction of the Board of Directors. The Board meets during the Company's fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. The Board of Directors held four formal meetings and acted by unanimous written consent seven times during the fiscal year ended December 31, 1998. All directors attended at minimum a portion of all of the meetings held subsequent to their election to the Board in 1998.

The Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating Committee to devote attention to specific subjects and to assist the Board in the discharge of its responsibilities. The functions of these committees and their current members are described below.

      AUDIT COMMITTEE. During the fiscal year, the Audit Committee was comprised of W. Max Carey, Clay T. Whitehead and Earl E. Gjelde. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's independent accountants, the scope of the annual audits, fees to be paid to the independent accountants and the accounting practices of the Company. The Audit Committee had one formal meeting in 1998.

      COMPENSATION COMMITTEE. During the fiscal year, the Compensation Committee was comprised of William M. Parker, John J. Meindl and Bruce E. Edgington. The Compensation Committee advises the Board of Directors and consults with management concerning salaries, incentives and other forms of compensation for the officers and other employees of the Company and administers the Company's existing Stock Option Plans. The Compensation Committee held two formal meetings in 1998.

    NOMINATING COMMITTEE. In October 1998, the Nominating Committee was formed and comprised of William M. Parker, Bruce E. Edgington and W. Max Carey, responsible to the Board of Directors for preparing summary evaluations of Board capabilities, needs, performance, and other functions as determined by the Board of Directors. In addition, the Nominating Committee is responsible to make recommendations for Board consideration of changes in composition of the Board of Directors, including dismissal or additions of members to the Board. Stockholders desiring to submit recommended nominees for consideration, should do so in writing to the Company, to the attention William M. Parker.

In April 1998, the Executive Committee was disbanded, with the Chairman authorized to form ad hoc working groups to address specific Company issues as necessary from time to time.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

No person employed by the Company received salary and bonus exceeding in the aggregate $100,000 during the fiscal years 1996, 1997 and 1998. The following Summary Compensation Table sets forth all compensation awarded to, earned by or paid for services rendered to the Company in all capacities during 1996, 1997 and 1998 by the Company's Chief Executive Officer and President.

                                    SUMMARY COMPENSATION TABLE

                                                                                Long Term Compensation
                                                                                ----------------------
                                               Annual Compensation                      Awards
                                               -------------------                      ------
                                                                                      Securities
Name and Principal Position        Year     Salary($)   Bonus($)     Other Annual     Underlying     All Other
                                                                     Compensation     Options/       Compensation
                                                                     ($)(2)(3)        SARs (4)       ($) (5)
Robert C. Varney, Ph.D., Chief     1996     38,203      0              4,271           162,836       140
Executive Officer (1)              1997     17,349      0              5,845            21,807       390
                                   1998     23,077      0             57,631          (100,000)        0

William M. Parker                  1998     80,177      0              2,542           270,000       160
Chief Executive Officer and Pres.
-----------------------------------------------------------------------------------------------------------------

(1) In February 1998, the Board of Directors accepted the resignation of Robert C. Varney, Ph.D., as Chief Executive Officer of the Company, effective upon the hire of his replacement. In March 1998, the Company entered into an Employment Agreement with William M. Parker, whereby Mr. Parker agreed to serve as the Company's Chief Executive Officer and President effective April 14, 1998. Since March 23, 1998, Mr. Parker has served as a member of the Company's Board of Directors. Pursuant to the terms of his Conclusion of Employment Agreement, Dr. Varney shall continue to receive severance payment equivalent to his salary upon conclusion of his employment, for a period which expires on October 22, 1999. Dr. Varney has agreed to continue to serve as a member of the Company's Board of Directors as Vice Chairman of the Board. (See "EMPLOYMENT AGREEMENTS.")

(2) Other Annual Compensation represents medical insurance premiums paid by the Company on behalf of the named executive, except for (3) below.

(3) In 1998 Dr. Varney's Other Annual Compensation consists of $51,293 of severance pay and $6,338 of medical insurance premiums paid by the Company on his behalf

(4)   See "OPTION GRANTS IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

(5) All Other Compensation represents life insurance premiums paid by the Company for Dr. Varney and Mr. Parker.


The following tables set forth information with respect to stock options pursuant to the Company's stock option plans granted to the executive officers of the Company named in the "Summary Compensation Table" during fiscal year ended December 31, 1998, and the fiscal year-end value of unexercised options separately identified by those which are exercisable and unexercisable. No options were exercised during 1998 by Dr. Varney, Mr. Parker or any other director or officer of the Company.

                               OPTION GRANTS TABLE
                        AND FISCAL YEAR-END OPTION VALUES


                                Number of          Percent of
                                Securities        Total Options
                               Underlying          Granted to           Exercise
                                 Options            Employees         or Base Price          Expiration Date
           Name                Granted (1)           in 1998          Per Share ($)          ---------------
           ----                -----------           -- ----          --- ----- ---
William M. Parker               270,000             65.7%          $3.00                     March 23, 2008

--------------------------------------------------------------------------------


(1) All options are non-qualified options. In connection with the Conclusion of Employment Agreement entered between Dr. Varney and the Company, Dr. Varney agreed to surrender options to acquired 100,000 shares of Common Stock, all of which options were not exercisable.

                          FISCAL YEAR END OPTION VALUES


---------------------------------------------------------------------------------------------------------------------
                                                                                          Value of Unexercised
                                         Number of Unexercised Securities            In-The-Money Options at FY-End
                                         Underlying Options at FY-End 1998                        1998
                                           Exercisable/Unexercisable                     Exercisable/Unexercisable
                   Name                               (#)                                           ($)
---------------------------------------------------------------------------------------------------------------------
Robert C. Varney, PhD.                                210,031/45,312                    1,449,782/220,896
---------------------------------------------------------------------------------------------------------------------
William M. Parker                                     239,000/45,000                    1,643,125/309,375
---------------------------------------------------------------------------------------------------------------------


                              DIRECTOR COMPENSATION

In April 1997, the Company's (i) non-employee directors, other than Bruce E. Edgington and (ii) an advisor to the Company's Board appointed by Barron Chase Securities, Inc. (the "Advisor") each were each granted under the Company's 1997 Stock Option Plan options to acquire an aggregate of 37,000 shares of the Company's Common Stock at an exercise price of $5.00 per share, exercisable for the following number of shares for a period of five years subsequent to the satisfaction of the following conditions precedent (collectively the "Non-Employee Director Options):

     NUMBER OF SHARES                                        CONDITIONS PRECEDENT TO EXERCISE
     ----------------                                        --------------------------------
     1,000 shares per Board of Director                      Attendance at Board meeting
     meeting for the first three years as a
     member of the Board up to a maximum
     of 4,000 shares per year.

     5,000 shares                                            Closing of the Company's IPO.

DIRECTOR COMPENSATION CONTINUED

NUMBER OF SHARES                                             CONDITIONS PRECEDENT TO EXERCISE
----------------                                             --------------------------------
     5,000 shares                                            crosswalk.com's use exceeding one million
                                                             hits per day.
     5,000 shares                                            The Company's quarterly earnings per share
                                                             equaling or exceeding $.05.
     5,000 shares                                            The Company's quarterly earnings per share
                                                             equaling or exceeding $.10.
     5,000 shares                                            The Company's quarterly earnings per share
                                                             equaling or exceeding $.15.

Under this compensation plan, non-employee directors excluding Bruce Edgington and Dr. Varney, who including the Advisor have the right to acquire an aggregate of 259,000 shares of the Company's Common Stock pursuant to the Non-Employee Director Options. Dr. Varney did not receive any compensation as Vice Chairman of the Board.

In February 1999, the Company's non-employee directors were each granted under the Company's 1998 Stock Option Plan, an additional 12,000 Non-Employee Director Options to purchase shares of the Company's Common Stock at an exercise price of $8.875 per share, exercisable for a period of five years subsequent to the satisfaction of the Company's achievement of certain performance objectives during calendar year 1999. Options tied to objectives that are not accomplished in 1999, will be canceled and returned to the general pool. Under this compensation plan, non-employee directors, will have the right to acquire an aggregate of 120,000 shares of the Company's Common Stock pursuant to the Non-Employee Director Options. This includes the reservation of 36,000 stock options, should the Board add three more non-employee directors. In addition, all non-employee directors, receive reimbursement of reasonable expenses incurred in attending Board meeting.

                              EMPLOYMENT AGREEMENTS

Pursuant to the resignation of Robert C. Varney, Ph.D., as the Company's Chief Executive Officer, the Company entered into a Conclusion of Employment Agreement with Dr. Varney, dated February 27, 1998, Under the terms of this Conclusion of Employment Agreement, Dr. Varney will maintain the right to acquire 255,343 shares of the Company's Common Stock granted to him during the course of his employment with the Company, at exercise prices ranging from $2.00 to $5.00 per share. Dr. Varney shall also have full rights to continue, at the Company's expense, health care benefits comparable to group coverage provided by the Company from time to time to its employees. This benefit coverage will cease upon the date Dr. Varney is eligible for coverage by a succeeding employer, or under other health care coverage such as medicare. Dr. Varney shall continue to receive severance payment equivalent to his salary upon conclusion of his employment, for a period which expires on October 22, 1999. In addition, both Dr. Varney and the Company waived and released each other of and from any and all claims and causes of action for damages or other relief that either Dr. Varney or the Company may have against the other (or their personal representatives, agents, assigns, attorneys, and their officers, directors, employees, agents or representatives) based on Dr. Varney's employment or other association with the Company, the conclusion of employment, or any event or transaction that occurred before February 27, 1998.

In March, 1998, the Company entered into employment agreements with William M. Parker, Dane B. West, William H. Bowers and Gary A. Struzik. These employment agreements, which may be terminated by the employee or the Company upon thirty days prior written notice, provide for annual base salaries of $115,000 to Mr. Parker and $90,000 each for Messrs. West, Bowers and Struzik, with incremental increases based on meeting revenue objectives as determined by the Board of Directors, resulting in a maximum of salary of $130,000, $120,000, $120,000, and $110,000 for Messrs. Parker, West, Bowers, and Struzik respectively, when quarterly revenues exceed $400,000. Given achievement of the quarterly revenue target in the fourth quarter of 1998, these maximum salary levels commenced in the first quarter of 1999. The agreement with each of Messrs. Parker, Bowers, West and Struzik provides that, if his employment is terminated by the Company, then the employee is entitled to an additional six (6) months of severance pay, health and group life coverage. Further, pursuant to the employment agreements, each of Messrs. Parker, West, Bowers and Struzik have agreed during the term of his respective employment with the Company and for six months thereafter not to compete with the Company. For Messrs. West, Bowers and Struzik, these employment agreements supersede a previous June 1997 set of employment agreements.

In addition to their employment agreements, executive officers of the Company may participate in the 1997 and 1998 Option Plans, as defined below. The Company does not currently have any compensation plans or similar arrangements under which an executive officer is entitled to benefits, except group life, a Company 401K plan, and medical and dental insurance coverage.

                        1997 AND 1998 STOCK OPTION PLANS

In April 1997, and April 1998, the Board of Directors adopted, and the stockholders approved the Company's 1997 Stock Option Plan and 1998 Stock Option Plan, respectively (the "1997 Option Plan" or "1998 Option Plan", or together, the "Option Plans"). The 1997 Option Plan provides for the issuance of up to 2,057,937 shares of the Company's Common Stock. As of the Record Date, the Company had options outstanding under its 1997 Stock Option Plan (the "1997 Plan") to purchase a total of 2,053,437 shares, at a weighted average price of $4.42 per share. Of these outstanding grants, options to purchase 1,146,774 shares are exercisable. As of the Record Date, options for 4,500 shares were exercised. The 1998 Stock Option Plan provides for the issuance of up to 400,000 shares of the Company's Common Stock. As of the Record Date, options for 59,469 shares were outstanding under the 1998 Plan at a weighted average price of $10.02 per share, none of which had been exercised. An additional 340,531 shares are available for future grants under the 1998 Plan.

If any options granted under the Option Plans shall terminate, expire or be canceled as to any shares, new options may thereafter be granted covering such shares. In addition, any shares purchased under Option Plans subsequently repurchased by the Company pursuant to the terms hereof may again be granted under either of the Option Plans. The shares issued upon exercise of options under the Option Plans may, in whole or in part, may be either authorized but unissued shares or issued shares reacquired by the Company.

The purpose of the Option Plans is to advance the interests of the Company by providing an opportunity to its directors, employees and consultants, including ministry partners, to purchase shares of the Company's Common Stock. By encouraging stock ownership, the Company seeks to attract, retain and motivate directors, employees and consultants. The 1997 Option Plan provides for the grant of (i) incentive stock options ("Incentive Options") as described in
Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) nonqualified stock options ("Nonqualified Options," and, together with the Incentive Options, the "Options"); and (iii) rights to purchase shares of Common Stock ("Restricted Stock") of the Company pursuant to restricted stock agreements and subscription agreements. The 1998 Option Plan also includes incentive and nonqualified stock options, but does not provide for restricted stock. The Option Plans are administered by the Board of Directors, or at its discretion, by a committee which is appointed by the Board to perform such function. Under the terms of the Option Plans, the exercise price for Incentive Options may not be less than the fair market value of the underlying stock at the time the Incentive Option is granted.

The Option Plans have a provision which limits the number of shares of the Company's Common Stock for which options may be granted to any individual during any year. With this provision, options granted under the Option Plans qualify as performance-based compensation for purposes of Section 162(m) of the Code and the regulation thereunder, and the Company will be entitled to deduct the compensation paid to certain executives pursuant to the Option Plans, notwithstanding the deduction limit contained in Section 162(m).

Under the Option Plans, the price payable upon exercise of options may be paid in cash or check acceptable to the Company, or by any other consideration that the Board deems acceptable. The exercise price may also be paid in shares of the Company's Common Stock, duly owned by the optionee having a fair market value equal to the option price on the date of exercise.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 1996, Mr. Edgington and Dr. Varney, both directors of the Company, advanced $212,000 to the Company to cover operating costs for certain periods, which advances bear interest in the amount of 9.75% and were repaid from the proceeds of the Company's private placement closed in February 1997.

Four separate promissory notes ("Officer Notes") aggregating $623,000 principal amount of debt bearing interest at 9.75% per annum were issued by the Company to Dr. Varney ($201,000) and Mr. Edgington ($422,000), at that time, the Chairman of the Company's Board of Directors and Chief Executive Officer, and a director of the Company, respectively, on July 10, 1996, July 30, 1996, September 26, 1996 and October 30, 1996, and the proceeds received by the Company from the issuance of the Officer Notes were used for working capital. The Company satisfied the Officer Notes at the Closing of the Company's IPO. In connection with the satisfaction of the Officer Notes, the Company issued to Dr. Varney and Mr. Edgington, options to purchase up to 60,357 shares and 112,282 shares of the Company's Common Stock, respectively, at a purchase price of $4.00 per share, exercisable at any time and from time to time for a period commencing with the satisfaction of the Officer Notes and for a period of eight years thereafter.

In January 1997, John G. Meindl Jr., a director of the Company purchased from the Company a Promissory Note in the aggregate principal amount of $300,000, in exchange for $300,000 cash. The Company satisfied this Promissory Note at the Closing of the Company's IPO. In connection with the satisfaction of this Promissory Note, the Company issued 60,000 shares of Common Stock to Mr. Meindl.

In August and September of 1997, the Company in exchange for 130,000 and $90,000, respectively, issued Promissory Notes for the purpose of working capital, to Dr. Varney and Mr. Edgington in the aggregate of $130,000 and $90,000 respectively, bearing 11.5% interest per annum. These Promissory Notes were satisfied from the proceeds of the Company's IPO in October 1997.

In October of 1997, the Board of Directors approved the issuance of notes receivable in the amount of $75,000 and $18,000 to Dane B. West and William H. Bowers respectively. The Company is collecting interest on these notes receivable through payroll deductions at the minimum federal statutory rate at the time of issuance of 5.7%. The notes are due to be repaid to the Company on October 31, 1999.

In February of 1998, the Board of Directors authorized the Company to enter into an agreement for management consulting services with Corporate Resource Development Inc. W. Max Carey, a director of the Company, is Chairman and Chief Executive Officer of this firm. The agreement was in place for three months, under which the Company paid out a total of $62,500, plus out of pocket expenses and granted options to purchase a total of 17,145 shares of the Company's Common Stock at $2.185 per share.

For the fiscal years ended December 31, 1997 through March 19, 1999, there were no other material transactions between the Company and any of its officers and/or directors which involved $60,000 or more.

Although the Company has no present intention to do so, it may in the future enter into other transactions and agreements incident to its business with its directors, officers, principal stockholders and other affiliates. The Company intends for all such transactions and agreements to be on terms no less favorable to the Company than those obtainable from unaffiliated third parties on an arm's-length basis. In addition, the approval of a majority of the Company's directors will be required for any such transactions or agreements.

                              STOCKHOLDER PROPOSALS

A proper proposal submitted by a stockholder in accordance with applicable rules and regulations for presentation at the Company's next annual meeting that is received at the Company's principal executive office by November 30, 1999 will be included in the Company's proxy statement and form of proxy for that meeting.

                         PERSONS MAKING THE SOLICITATION

The enclosed proxy is solicited on behalf of the Board of Directors of the Company. The cost of soliciting proxies in the accompanying form will be paid by the Company. The Company may solicit proxies by email, mail, telephone and delivery service by officers, directors and employees of the Company. The Company may also request banking institutions, brokerage firms, custodians, and trustees, or their nominees and fiduciaries to forward solicitation material to the beneficial owners of the Common Stock that those companies or persons hold of record. The Company will pay for reasonable costs of the solicitation and will reimburse forwarding expenses.

                              FINANCIAL INFORMATION

Incorporated by reference from the Registrant's 1998 Form 10-KSB filed on March 19, 1999, pursuant to Section 13 of the Exchange Act. The Company has also provided a copy of the Company's annual report, additional copies of which are available, without charge, by contacting the Company at the address provided herein.


                                  OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment in the interest of the Company.


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE PROXY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE.



                                 BY ORDER OF THE BOARD OF DIRECTORS,





                                 GARY A. STRUZIK
                                 CHIEF FINANCIAL OFFICER AND SECRETARY

                                   DIDAX INC.
                             4206F TECHNOLOGY COURT
                               CHANTILLY, VA 20151

      PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DIDAX INC. FOR
               THE ANNUAL MEETING OF STOCKHOLDERS ON MAY  , 1999

The undersigned hereby constitutes and appoints James G. Buick and William M. Parker, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders to be held at the Eastern Loudoun Regional Library, Conference Room "B", 21030 Whitfield Place, Sterling, Virginia 20165, on Wednesday, May 5, 1999 at 10:30 a.m., local time, and at any adjournments thereof, on all matters coming before said meeting.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE:   /X/

         1. ELECTION OF JAMES G. BUICK, WILLIAM M. PARKER, DR. ROBERT C. VARNEY, DANE B. WEST, WILLIAM H. BOWERS, BRUCE E. EDGINGTON, JOHN J. MEINDL JR., CLAY T. WHITEHEAD, EARL E. GJELDE, AND WILLIAM RUSSELL 'MAX' CAREY, JR. TO THE COMPANY'S BOARD OF DIRECTORS.

         IN FAVOR OF ALL NOMINEES [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES [ ]

         WITHHOLD THE FOLLOWING:
                                ----------------------------------------

         (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

         2. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO "CROSSWALK.COM"

          FOR     [ ]                AGAINST    [ ]              ABSTAIN    [ ]

         3. PROPOSAL TO APPROVE AN AMENDMENT TO THE DIDAX INC. 1998 STOCK OPTION PLAN TO INCREASE BY 400,000 THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE THEREUNDER.

          FOR     [ ]                AGAINST    [ ]              ABSTAIN    [ ]

         4. APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO PROVIDE AN AUTHORIZED CLASS OF PREFERRED STOCK CONSISTING OF FIVE MILLION SHARES OF PREFERRED STOCK, PAR VALUE $.001 PER SHARE, WITH RIGHTS, PREFERENCES AND DESIGNATION TO BE DETERMINED BY THE COMPANY'S BOARD OF DIRECTORS.

          FOR     [ ]                AGAINST    [ ]              ABSTAIN    [ ]

         5. RATIFICATION OF SELECTION OF HOFFMAN, MORRISON & FITZGERALD, P.C. AS INDEPENDENT AUDITORS FOR FISCAL YEAR 1999.

          FOR     [ ]                AGAINST    [ ]              ABSTAIN    [ ]

         6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.



                 (Continue and to be signed on the other side.)

                        (Continued from the other side.)

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted IN FAVOR of the election of the directors named in this proxy card and FOR Proposals 2,3,4 and 5.


           TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY


         THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE
          OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT FOR THE
                   MAY  , 1999 ANNUAL MEETING OF STOCKHOLDERS







-----------------------------------               ------------------------
Stockholder Signature(s)                                   Date


-----------------------------------
Stockholder Printed Name(s)


Please sign your name exactly as it appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears thereon. If a corporation, please sign in full corporate name as President or other authorized officer. If a partnership, please sign in partnership name by authorized person.